UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2018 (November 6, 2018)

CM Finance Inc

(Exact name of registrant as specified in its charter)

Maryland	814-01054	46-2883380
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Lexington Avenue, 26th Floor

New York, New York

10022

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 257-5199

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On November 6, 2018, CM Finance Inc (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company submitted two proposals to the vote of the Company’s stockholders, which are described in detail in the Company’s proxy statement dated September 20, 2018 (the “Proxy Statement”). As of September 14, 2018, the record date for the Annual Meeting, 13,650,124 shares of common stock were eligible to be voted. Of the shares eligible to be voted, 10,264,521 shares were voted in person or by proxy in connection with the proposals.

On November 6, 2018, the Company adjourned the Annual Meeting with respect to the one of the proposals, Proposal No. 2, which is discussed in detail in the Proxy Statement, in order to permit additional time to solicit stockholder votes for such proposal. The reconvened Annual Meeting with respect to Proposal No. 2 will be held on December 18, 2018, at 2:00 p.m., Eastern Time, at the offices of Eversheds Sutherland (US) LLP, The Grace Building, 40th Floor, 1114 Avenue of the Americas, New York, NY 10036. Valid proxies for Proposal No. 2 submitted prior to the Annual Meeting and any adjournment will continue to be valid for this reconvened Annual Meeting, unless properly changed or revoked prior to votes being taken at the reconvened Annual Meeting. The record date of September 14, 2018 will remain the same for the reconvened Annual Meeting.

Below is a description of the matter voted on at the Annual Meeting on November 6, 2018 and the final results of such voting.

Proposal 1: Election of Directors

The Company’s stockholders elected two directors to serve for three-year terms expiring in 2021, or until their successors are duly elected and qualified. The voting results were as follows:

	Votes For	Votes Withheld
Christopher Jansen	9,312,352	952,170
Robert Wagner	8,993,167	1,271,355

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release, dated November 7, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2018	CM FINANCE INC

	By:	/s/ Rocco DelGuercio
Name: Rocco DelGuercio
Title: Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated November 7, 2018